Exhibit 99.2

April 2009

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-3945 or IR@53.com.

Jim Eglseder	Rich Rosen
VP / Investor Relations	VP / Investor Relations
(513) 534-8424	(513) 534-3307

Quarterly Data

	Three Months Ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007
Ratios (percent)
Return on assets	0.17	(7.16)	(0.19)	(0.72)	1.03	0.06	1.26	1.50
Return on average common equity	(1.4)	(94.6)	(3.3)	(8.5)	12.3	0.7	13.8	15.7
Average equity as a percent of average assets	10.18	8.65	9.45	8.59	8.43	8.77	9.13	9.53
Net interest margin (a)	3.06	3.46	4.24	3.04	3.41	3.29	3.34	3.37
Efficiency (a)	65.1	131.3	54.2	58.6	42.3	72.6	59.2	54.1
Net losses charged off as a percent of average loans and leases	2.37	7.50	2.17	1.66	1.37	0.89	0.60	0.55
Allowance for loan and lease losses as a percent of loans and leases	3.71	3.31	2.41	1.85	1.49	1.17	1.08	1.06
Allowance for credit losses as a percent of loans and leases	3.99	3.54	2.56	1.98	1.62	1.29	1.19	1.16
Nonperforming assets as a percent of loans, leases and other assets, including OREO (b) (c)	3.19	2.38	2.86	2.26	1.81	1.25	0.89	0.70
Allowance for loan and lease losses as a percent of nonperforming assets (c)	100.63	112.44	83.98	81.49	81.96	93.13	121.70	153.32
Allowance for credit losses as a percent of nonperforming assets (c)	108.20	120.30	89.35	87.41	88.96	102.57	133.28	167.99
Common Share Data
Earnings per share	$(0.04)	$(3.78)	$(0.14)	$(0.37)	$0.54	$0.03	$0.61	$0.69
Earnings per diluted share	(0.04)	(3.78)	(0.14)	(0.37)	0.54	0.03	0.61	0.69
Cash dividends per common share	0.01	0.01	0.15	0.15	0.44	0.44	0.42	0.42
Book value per share	13.61	13.57	16.65	16.75	17.56	17.18	17.43	17.14
Common shares outstanding, excluding treasury	576,935,997	577,386,612	577,486,544	577,529,636	532,106,075	532,671,925	532,626,990	535,696,910
Market price per share:
High	$8.65	$14.75	$21.00	$23.75	$28.58	$35.34	$41.17	$43.32
Low	1.01	6.32	7.96	8.96	20.25	24.82	33.60	37.88
End of period	2.92	8.26	11.90	10.18	20.92	25.13	33.88	39.77
Price/earnings ratio (d)	NM	NM	198.33	12.57	11.19	12.69	16.37	18.58
Supplemental Data
Common dividends declared ($ in millions)	$5	$6	$87	$87	$234	$234	$224	$225
Full-time equivalent employees	20,618	21,476	21,522	21,617	21,726	21,683	20,775	21,033
Banking centers	1,311	1,307	1,298	1,308	1,232	1,227	1,181	1,167
ATMs	2,354	2,341	2,329	2,329	2,221	2,211	2,153	2,132

(a)	Presented on a fully taxable equivalent basis (“FTE”).

(b)	Excludes nonperforming assets held for sale.

(c)	Restructured loans and lease less than 90 days delinquent were reclassified from non accrual to accrual status for March 31, 2009 and prior.

(d)	Based on the most recent twelve-month earnings per diluted share and end of period stock prices. (NM = Not Meaningful)

Quarterly Data

	Three Months Ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007
Income Statement ($ in millions)
Interest income (FTE)	$1,183	$1,411	$1,553	$1,213	$1,453	$1,556	$1,535	$1,495
Interest expense	402	514	485	469	627	771	775	750

Net interest income (FTE)	781	897	1,068	744	826	785	760	745
Provision for loan and lease losses	773	2,356	941	719	544	284	139	121
Noninterest income:
Electronic payment processing revenue	223	230	235	235	213	223	212	205
Service charges on deposits	146	162	172	159	147	160	151	142
Investment advisory revenue	76	78	90	92	93	94	95	97
Corporate banking revenue	116	121	104	111	107	106	91	88
Mortgage banking net revenue	134	(29)	45	86	97	26	26	41
Other noninterest income	10	24	112	49	177	(113)	93	96
Securities gains (losses), net	(24)	(40)	(63)	(10)	27	7	13	—
Securities gains, net - non-qualifying hedges on mortgage servicing rights	16	96	22	—	3	6	—	—

Total noninterest income	697	642	717	722	864	509	681	669
Noninterest expense:
Salaries, wages and incentives	327	337	321	331	347	328	310	309
Employee benefits	83	61	72	60	85	56	67	68
Payment processing expense	67	70	70	67	66	68	65	59
Net occupancy expense	79	77	77	73	72	70	66	68
Technology and communications	45	48	47	49	47	47	41	41
Equipment expense	31	35	34	31	31	32	30	31
Other noninterest expense	330	1,394	346	247	67	339	274	189

Total noninterest expense	962	2,022	967	858	715	940	853	765

Income (loss) before income taxes (FTE)	(257)	(2,839)	(123)	(111)	431	70	449	528
Taxable equivalent adjustment	5	5	5	6	6	6	6	6

Income (loss) before income taxes	(262)	(2,844)	(128)	(117)	425	64	443	522
Applicable income taxes	(312)	(702)	(72)	85	139	48	118	146

Net income (loss)	$50	$(2,142)	$(56)	$(202)	$286	$16	$325	$376

Net income (loss) available to common shareholders	$(26)	$(2,184)	$(81)	$(202)	$286	$16	$325	$375

Regulatory Capital Data ($ in millions) (a)
Tier I capital	$11,924	$11,924	$9,734	$9,829	$8,993	$8,924	$9,201	$8,616
Tier II capital	4,578	4,722	4,239	4,202	4,211	2,809	2,623	2,547

Total risk-based capital	$16,502	$16,646	$13,973	$14,031	$13,204	$11,733	$11,824	$11,163

Risk-weighted assets	$109,063	$112,622	$113,601	$115,481	$116,451	$115,529	$108,754	$105,950

Tier I capital ratio	10.93%	10.59%	8.57%	8.51%	7.72%	7.72%	8.46%	8.13%
Total risk-based capital ratio	15.13%	14.78%	12.30%	12.15%	11.34%	10.16%	10.87%	10.54%
Tier I leverage ratio	10.29%	10.27%	8.77%	9.08%	8.28%	8.50%	9.23%	8.76%

(a)	Current period regulatory capital data and ratios are estimated.

Quarterly Data

	As of
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,491	$2,739	$2,774	$2,853	$3,092	$2,660	$2,494	$2,294
Available-for-sale and other securities	16,916	12,728	13,177	12,718	12,421	10,677	10,777	11,015
Held-to-maturity securities	358	360	360	361	353	355	346	346
Trading securities	1,407	1,191	915	241	184	171	155	148
Other short-term investments	1,587	3,578	229	286	517	620	765	437

Total cash and securities	22,759	20,596	17,455	16,459	16,567	14,483	14,537	14,240
Loans held for sale	2,602	1,452	1,000	889	2,573	4,329	2,761	1,708
Portfolio loans and leases	82,569	84,143	85,498	85,524	80,886	80,253	76,254	75,709

Total loans and leases	85,171	85,595	86,498	86,413	83,459	84,582	79,015	77,417
Allowance for loan and lease losses	(3,070)	(2,787)	(2,058)	(1,580)	(1,205)	(937)	(827)	(803)
Bank premises and equipment	2,490	2,494	2,470	2,444	2,265	2,223	2,127	2,063
Operating lease equipment	470	463	369	364	317	353	283	209
Goodwill	2,623	2,624	3,592	3,603	2,460	2,470	2,192	2,192
Intangible assets	154	168	188	203	143	147	138	147
Servicing rights	481	499	687	701	596	618	626	607
Other real estate owned	255	231	214	208	193	159	127	113
Other assets	7,980	9,881	6,879	6,160	6,601	6,864	6,047	5,205

Total assets	$119,313	$119,764	$116,294	$114,975	$111,396	$110,962	$104,265	$101,390

Liabilities
Deposits:
Demand	$16,370	$15,287	$14,241	$16,259	$14,949	$14,404	$13,174	$13,524
Interest checking	14,510	14,222	13,251	14,002	14,842	15,254	14,294	14,672
Savings	16,517	16,063	15,955	16,602	16,572	15,635	15,599	15,036
Money market	4,353	4,689	5,352	6,806	7,077	6,521	6,163	6,334
Foreign office	1,671	2,144	1,999	2,174	2,354	2,572	2,014	1,744
Other time	14,571	14,350	11,778	9,839	9,883	11,440	10,267	10,428
Certificates - $100,000 and over	11,784	11,851	13,173	10,870	4,993	6,738	5,973	6,204
Other foreign office	6	7	1,711	864	731	2,881	1,898	1,251

Total deposits	79,782	78,613	77,460	77,416	71,401	75,445	69,382	69,193
Federal funds purchased	363	287	2,521	2,447	5,612	4,427	5,130	3,824
Other short-term borrowings	11,076	9,959	8,791	5,628	6,387	4,747	3,796	3,331
Other liabilities	3,812	5,243	3,879	3,684	4,603	4,325	4,166	3,894
Long-term debt	12,178	13,585	12,947	15,046	14,041	12,857	12,498	11,957

Total liabilities	107,211	107,687	105,598	104,221	102,044	101,801	94,972	92,199

Shareholders’ Equity
Common and preferred equity	12,180	12,208	10,986	11,138	11,537	11,496	11,665	11,542
Net unrealized gains (losses):
Available-for-sale securities	178	115	(47)	(132)	2	(94)	(149)	(230)
Qualifying cash flow hedges	76	88	41	34	64	25	6	(7)
Accumulated other comprehensive income related to employee benefit plans	(103)	(105)	(53)	(54)	(55)	(57)	(55)	(56)
Treasury stock, at cost	(229)	(229)	(231)	(232)	(2,196)	(2,209)	(2,174)	(2,058)

Total shareholders’ equity	12,102	12,077	10,696	10,754	9,352	9,161	9,293	9,191

Total liabilities & shareholders’ equity	$119,313	$119,764	$116,294	$114,975	$111,396	$110,962	$104,265	$101,390

Share Data
Preferred shares outstanding	180,620	180,620	53,550	53,550	9,250	9,250	9,250	9,250
Common shares outstanding, excluding treasury	576,935,997	577,386,612	577,486,544	577,529,636	577,529,636	532,671,925	532,626,990	535,696,910
Treasury shares held	6,491,107	6,040,492	5,940,560	5,897,468	51,321,029	51,516,339	50,800,114	47,730,194

Quarterly Data

	Three Months Ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$85,828	$87,425	$85,772	$85,212	$84,912	$82,172	$78,243	$77,048
Taxable securities	16,283	14,882	13,310	12,554	11,560	11,360	11,180	11,030
Tax exempt securities	262	288	315	364	403	464	490	508
Other short-term investments	1,290	513	890	445	634	682	499	203

Total interest-earning assets	103,663	103,108	100,287	98,575	97,509	94,678	90,412	88,789
Cash and due from banks	2,438	2,897	2,468	2,357	2,236	2,424	2,189	2,235
Other assets	15,364	15,090	13,683	12,370	12,477	11,444	10,330	10,524
Allowance for loan and lease losses	(2,784)	(2,142)	(1,654)	(1,204)	(931)	(819)	(800)	(781)

Total assets	$118,681	$118,953	$114,784	$112,098	$111,291	$107,727	$102,131	$100,767

Liabilities
Interest-bearing liabilities:
Interest checking	$14,229	$13,698	$13,843	$14,396	$14,836	$14,394	$14,334	$15,061
Savings	16,272	15,960	16,154	16,583	16,075	15,616	15,390	14,620
Money market	4,559	4,983	6,051	6,592	6,896	6,363	6,247	6,244
Foreign office	1,755	1,876	2,126	2,169	2,443	2,249	1,808	1,637
Other time	14,501	13,337	10,780	9,517	10,884	11,011	10,290	10,780
Certificates -$100,000 and over	11,802	12,468	11,623	8,143	5,835	6,613	6,062	6,511
Other foreign office	247	1,090	395	2,948	3,861	2,464	1,981	732
Federal funds purchased	701	2,016	1,013	3,643	5,258	4,189	4,322	3,540
Other short-term borrowings	9,621	10,912	9,613	5,623	4,937	4,890	3,285	2,372
Long-term debt	12,531	13,101	14,392	14,803	13,328	13,188	12,351	12,238

Total interest-bearing liabilities	86,218	89,441	85,990	84,417	84,353	80,977	76,070	73,735
Demand deposits	15,532	14,602	14,225	14,023	13,208	13,345	13,143	13,370
Other liabilities	4,847	4,619	3,726	4,029	4,351	3,959	3,594	4,063

Total liabilities	106,597	108,662	103,941	102,469	101,912	98,281	92,807	91,168
Shareholders’ equity	12,084	10,291	10,843	9,629	9,379	9,446	9,324	9,599

Total liabilities & shareholders’ equity	$118,681	$118,953	$114,784	$112,098	$111,291	$107,727	$102,131	$100,767

Average loans and leases (excluding held for sale)	$83,561	$86,369	$84,695	$83,537	$80,945	$78,174	$76,295	$75,205
Average common shares outstanding:
Basic	571,810,034	571,809,026	571,705,319	540,029,899	528,497,585	529,119,898	530,123,356	540,263,755
Diluted	571,810,034	571,809,026	571,705,319	540,029,899	530,372,174	530,938,891	532,470,709	543,228,461

Quarterly Data

	Three Months Ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$28,627	$29,220	$29,424	$28,958	$27,937	$26,079	$23,317	$22,162
Commercial mortgage	12,768	12,952	13,355	13,394	12,155	11,967	11,178	11,112
Commercial construction	4,930	5,114	6,002	6,007	5,592	5,561	5,463	5,469
Commercial leases	3,521	3,666	3,642	3,647	3,727	3,737	3,710	3,698

Subtotal - commercial	49,846	50,952	52,423	52,006	49,411	47,344	43,668	42,441
Consumer:
Residential mortgage	10,972	10,292	10,292	10,704	10,985	11,433	9,945	10,038
Home equity	12,710	12,752	12,599	12,421	11,803	11,874	11,737	11,780
Automobile loans	8,688	8,594	8,306	8,362	8,394	11,183	11,043	10,714
Credit card	1,816	1,811	1,688	1,717	1,686	1,591	1,460	1,263
Other consumer loans and leases	1,139	1,198	1,190	1,203	1,180	1,157	1,162	1,181

Subtotal - consumer	35,325	34,647	34,075	34,407	34,048	37,238	35,347	34,976

Total loans and leases	$85,171	$85,599	$86,498	$86,413	$83,459	$84,582	$79,015	$77,417

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$28,968	$30,227	$28,284	$28,557	$26,617	$24,526	$22,345	$21,587
Commercial mortgage	12,809	13,194	13,257	12,590	12,052	11,588	11,117	11,030
Commercial construction	5,115	5,990	6,110	5,700	5,577	5,544	5,499	5,595
Commercial leases	3,564	3,610	3,642	3,747	3,723	3,692	3,700	3,678

Subtotal - commercial	50,456	53,021	51,293	50,594	47,969	45,350	42,661	41,890
Consumer:
Residential mortgage	10,921	10,327	10,711	11,244	11,699	11,181	10,396	10,201
Home equity	12,763	12,677	12,534	12,012	11,846	11,843	11,752	11,886
Automobile loans	8,687	8,428	8,303	8,439	10,542	11,158	10,865	10,552
Credit card	1,825	1,748	1,720	1,703	1,660	1,461	1,366	1,248
Other consumer loans and leases	1,177	1,225	1,211	1,221	1,196	1,179	1,203	1,271

Subtotal - consumer	35,373	34,405	34,479	34,619	36,943	36,822	35,582	35,158

Total average loans and leases	$85,829	$87,426	$85,772	$85,213	$84,912	$82,172	$78,243	$77,048

Asset Quality ($ in millions)
Nonaccrual loans and leases	$2,229	$1,696	$2,179	$1,670	$1,224	$813	$542	$403
Nonaccrual loans held for sale	403	473	—	—	—	—	—	—
Restructured loans and leases (non accrual) (a)	167	80	50	56	43	22	—	—
Other assets, including other real estate owned	252	230	222	212	204	171	137	122

Total nonperforming assets	$3,051	$2,479	$2,451	$1,938	$1,471	$1,006	$679	$525

Ninety days past due loans and leases	$733	$662	$671	$608	$539	$491	$360	$302

Commercial loans and leases	$704	$586	$573	$425	$311	$180	$180	$141
Commercial mortgage	900	715	724	524	312	243	146	113
Commercial construction loans	736	578	636	537	408	249	105	65
Consumer mortgage and construction	346	279	221	166	156	98	64	36
Other consumer loans and leases	113	91	75	74	80	65	47	48

Total nonperforming loans and leases (including held for sale)	$2,799	$2,249	$2,229	$1,726	$1,267	$835	$542	$403

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(521)	$(1,652)	$(481)	$(365)	$(293)	$(193)	$(127)	$(124)
Recoveries	31	25	18	21	17	19	12	22

Net losses charged off	$(490)	$(1,627)	$(463)	$(344)	$(276)	$(174)	$(115)	$(102)

(a)	Restructured loans and lease less than 90 days delinquent were reclassified from non accrual to accrual status for March 31, 2009 and prior.